UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2014

eBay Inc.

(Exact name of registrant as specified in its Charter)

Delaware	000-24821	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2065 Hamilton Avenue

San Jose, CA 95125

(Address of principal executive offices)

(408) 376-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 23, 2014, eBay Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein, with respect to the Company’s issuance and sale of a total of $3,500,000,000 aggregate principal amount of its senior unsecured notes, consisting of $450,000,000 aggregate principal amount of its Floating Rate Notes due 2017, $400,000,000 aggregate principal amount of its Floating Rate Notes due 2019, $1,150,000,000 aggregate principal amount of its 2.200% Notes due 2019, $750,000,000 aggregate principal amount of its 2.875% Notes due 2021 and $750,000,000 aggregate principal amount of its 3.450% Notes due 2024 (collectively, the “Notes”), under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-197522) and a related prospectus supplement and prospectus filed with the Securities and Exchange Commission. The Notes are being issued pursuant to an Indenture, dated as of October 28, 2010 (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented and amended by a Supplemental Indenture, dated as of October 28, 2010, between the Company and the Trustee (the “Supplemental Indenture”).

The foregoing descriptions of the Underwriting Agreement and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Underwriting Agreement and the officers’ certificate establishing the terms and forms of the Notes (including, with respect to each series of the Notes, the form of Note applicable to such series attached thereto), which are filed herewith as Exhibits 1.1 and 4.3, respectively, and incorporated by reference herein. The foregoing descriptions of the Indenture and the Supplemental Indenture are qualified in their entirety by reference to the complete terms and conditions of the Indenture and the Supplemental Indenture, which are incorporated by reference herein as Exhibits 4.1 and 4.2, respectively. In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1, and which is incorporated by reference herein.

On July 23, 2014, the Company issued a press release announcing its agreement to sell the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 23, 2014, among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of October 28, 2010, between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.2	Supplemental Indenture, dated as of October 28, 2010, between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.3	Officers’ Certificate, dated as of July 28, 2014, establishing the terms and forms of the Notes.

4.4	Form of Floating Rate Note due 2017 (included in Exhibit 4.3).

4.5	Form of Floating Rate Note due 2019 (included in Exhibit 4.3).

4.6	Form of 2.200% Note due 2019 (included in Exhibit 4.3).

4.7	Form of 2.875% Note due 2021 (included in Exhibit 4.3).

4.8	Form of 3.450% Note due 2024 (included in Exhibit 4.3).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated July 23, 2014 relating to the offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 28, 2014	eBay Inc.

	By:	/s/ Russell S. Elmer
Name: Russell S. Elmer
Title: Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 23, 2014, among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of October 28, 2010, between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.2	Supplemental Indenture, dated as of October 28, 2010, between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.3	Officers’ Certificate, dated as of July 28, 2014, establishing the terms and forms of the Notes.

4.4	Form of Floating Rate Note due 2017 (included in Exhibit 4.3).

4.5	Form of Floating Rate Note due 2019 (included in Exhibit 4.3).

4.6	Form of 2.200% Note due 2019 (included in Exhibit 4.3).

4.8	Form of 2.875% Note due 2021 (included in Exhibit 4.3).

4.9	Form of 3.450% Note due 2024 (included in Exhibit 4.3).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated July 23, 2014 relating to the offering of the Notes.

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